                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                  OCTOBER 16, 1997
                              (Date of Event Reported)


                               KANKAKEE BANCORP, INC.
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                            (State or other jurisdiction
                                 of incorporation)


0-20804                                           36-3846489
(Commission                                       (IRS Employer
File Number)                                      Identification No.)


                             310 SOUTH SCHUYLER AVENUE
                              KANKAKEE, ILLINOIS 60901
                      (Address of principal executive offices)


                                   (815) 937-4440
                (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

     On Thursday, October 16, 1997, Kankakee Bancorp, Inc., a Delaware corporation (the "Company"), announced through a press release that it has entered into a definitive agreement to purchase the Coal City National Bank, which has its main location in Coal City, Illinois. Pursuant to the terms of the agreement, the transaction is conditioned upon the Company's completion of its due diligence review, obtaining regulatory approvals and certain other conditions set forth in the agreement.

     For additional information regarding the proposed transaction, reference is made to the Press Release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1      Press Release dated October 16, 1997.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KANKAKEE BANCORP, INC.,

                                   a Delaware corporation

Date: October 20, 1997                  By:  Michael A. Stanfa
                                            ---------------------------
                                             Michael A. Stanfa
                                             Executive Vice President


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